DELAWARE GROUP® EQUITY FUNDS IV

Delaware Smid Cap Growth Fund (the “Fund”)

Supplement to the Fund’s Summary and Statutory Prospectuses
each dated July 29, 2015 (as amended and restated on May 2, 2016)

On Feb. 25, 2016, the Board of Trustees of Delaware Group Equity Funds IV (the “Board”) approved the replacement of the Fund’s current sub-advisor with the recently acquired Small/Mid-Cap Growth Team of the Fund’s investment manager, Delaware Management Company. In connection with this determination, the Board approved certain changes to the Fund’s investment strategies. These portfolio management and strategy changes will be effective on or about June 30, 2016. The investment strategy changes may result in higher portfolio turnover in the near term, as the new portfolio management team purchases and sells securities to accommodate the investment strategy changes. The higher portfolio turnover is likely to cause the Fund to realize capital gains and incur transaction costs. You should consult your financial advisor about the changes that will result from the investment strategy changes.

In addition and in connection with these changes, the Fund intends to re-open to new investors on or about June 30, 2016. Existing shareholders of the Fund, certain retirement plans and IRA transfers and rollovers from these plans, and certain advisory or fee based programs sponsored by and/or controlled by financial intermediaries where the financial intermediary has entered into an arrangement with the Fund's distributor or transfer agent (mutual fund wrap accounts) may continue to purchase shares prior to the re-opening of the Fund.

This supplement is a reiteration of the supplement filed on March 7, 2016. The timing of the changes set forth in the March 7, 2016 supplement remains the same.

On or about June 30, 2016, the following disclosure is removed from the Fund’s summary and statutory prospectuses:

The Fund currently is closed to new investors.

The following information replaces the section entitled, “What are the Fund’s principal investment strategies?” in the summary prospectus and in the section entitled, “Fund summary – What are the Fund’s principal investment strategies?” in the statutory prospectus:

What are the Fund's principal investment strategies?

The Fund invests primarily in common stocks of growth-oriented companies that its portfolio managers believe have long-term capital appreciation potential and expect to grow faster than the U.S. economy. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small- and mid-capitalization companies (80% policy). For purposes of this Fund, small-market capitalization companies are those companies whose market capitalization is similar to the market capitalization of companies in the Russell 2000® Growth Index, and mid-market capitalization companies are those companies whose market capitalization is similar to the market capitalization of companies in the Russell Midcap® Growth Index. The two indices listed above are for purposes of determining range and not for targeting portfolio management. As of Dec. 31, 2015, the Russell 2000 Growth Index had a market capitalization range between $18.66 million and $6.5 billion, and the Russell Midcap Growth Index had a market capitalization range between $717.6 million and $30.5 billion. The market capitalization range for the indices listed above will change on a periodic basis. A company's market capitalization is determined based on its current market capitalization. Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of the Russell Investment Group.

Using a top-down thematic overlay combined with bottom-up, fundamental research, the portfolio manager seeks to identify early stage major demand trends and invest in securities of competitively advantaged companies that the team believes should benefit from these trends. The portfolio manager focuses on earnings growth as he believes earnings growth drives stock prices and the companies with the strongest gains in profitability have the potential to enjoy share performance that exceeds the broad market averages, provided that the earnings are of high quality and likely to continue.

The Fund's 80% policy is nonfundamental and may be changed without shareholder approval. Fund shareholders would be given at least 60 days' notice prior to any such change.

The following information replaces the section entitled, “Who manages the Fund?” in the summary prospectus and in the section entitled, “Fund summary – Who manages the Fund?” in the statutory prospectus:

Investment manager

Delaware Management Company, a series of Delaware Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
W. Alexander Ely	Chief Investment Officer – Delaware Small/Mid-Cap Growth Team	On or about June 30, 2016

On or about June 30, 2016, the following is removed from the section entitled, “Purchase and redemption of Fund shares” in the summary and statutory prospectuses:

The Fund is closed to new investors. Existing shareholders of the Fund, certain retirement plans and IRA transfers and rollovers from these plans, and certain advisory or fee based programs sponsored by and/or controlled by financial intermediaries where the financial intermediary has entered into an arrangement with the Fund's Distributor or transfer agent (mutual fund wrap accounts) may continue to purchase shares.

The following replaces the section in the statutory prospectus entitled, “How we manage the Fund – Our investment strategies”:

Our investment strategies

The portfolio manager researches individual companies and analyzes economic and market conditions, seeking to identify the securities or market sectors that the team believes are the best investments for the Fund. The following are descriptions of how the portfolio management team pursues the Fund's investment objective.

Delaware Smid Cap Growth Fund seeks long-term capital appreciation. The Fund invests primarily in common stocks and generally focuses on small- to mid-sized companies that address large market opportunities.

The Manager believes, over the long run, earnings growth determines stock price movements and companies with the strongest gains in profitability should enjoy share performance that exceeds the broad market averages, provided that the earnings are of high quality and likely to continue. To locate these high-growth investment opportunities, the Manager utilizes a top-down thematic overlay combined with bottom-up, fundamental research.

From a top-down perspective, the Manager seeks to identify, at an early stage, major demand trends that are believed to be creating powerful investment opportunities. Once the trends have been identified, the Manager creates investment themes as a means for organizing research efforts. The Manager studies the industries that fit within its themes to assess the competitive landscape and begins to analyze specific companies.

From a bottom-up perspective, the Manager conducts extensive fundamental analysis of the businesses that appear to have a competitively advantaged position within these fast growing industries. At this stage, it is critical for the Manager to understand the nature of competition and develop a model for the type of company that will succeed in the given industry. The Manager seeks companies that have current earnings growth rates that are significantly higher than the overall market.

The Fund's investment objective is nonfundamental. This means that the Fund's Board of Trustees (Board) may change the objective without obtaining shareholder approval. If the objective were changed, the Fund would notify shareholders at least 60 days before the change became effective.

The following replaces the sections in the statutory prospectus entitled, “Who manages the Fund – Investment manager,” “Who manages the Fund – Sub-advisor,” and “Who manages the Fund – Portfolio managers”:

Investment manager

The Manager, located at 2005 Market Street, Philadelphia, PA 19103, is the Fund’s investment manager. Together, the Manager and the subsidiaries of Delaware Management Holdings, Inc. (DMHI) manage, as of Dec. 31, 2015, more than $165 billion in assets, including mutual funds, separate accounts, and other investment vehicles. The Manager and its predecessors have been managing the Delaware Investments® Funds since 1938. The Manager is a series of Delaware Management Business Trust (a Delaware statutory trust), which is a subsidiary of DMHI. DMHI is a wholly owned subsidiary of Macquarie Group Limited. The Manager makes investment decisions for the Fund, manages the Fund’s business affairs, and provides daily administrative services. For its services to the Fund, the Manager was paid an aggregate fee, net of fee waivers (if applicable), of 0.71% of average daily net assets during the last fiscal year.

A discussion of the basis for the Board’s approval of the Fund’s investment advisory contract is available in the Fund’s semiannual report to shareholders for the period ended Sept. 30, 2015.

Portfolio manager

W. Alexander Ely has primary responsibility for making day-to-day investment decisions for the Fund. Mr. Ely will assume responsibility for the Fund on or about June 30, 2016.

W. Alexander Ely, Chief Investment Officer — Delaware Small/Mid-Cap Growth Team
Alex Ely joined Delaware Investments in February 2016 as part of the firm’s acquisition of Bennett Lawrence Management, LLC, a New York–based U.S. growth equity manager. Prior to joining Delaware Investments as CIO, he was portfolio manager and chief portfolio strategist at Bennett Lawrence. Ely joined Bennett Lawrence in 1997 as a portfolio analyst, and in 2002 he was promoted to portfolio manager. Before joining Bennett Lawrence, he was an equity product manager at Oppenheimer Management. From 1988 to 1989, he was a strategy clerk at the Boston Stock Exchange. Ely earned a bachelor’s degree in economics from the University of New Hampshire.

Neither Delaware Management Company nor its affiliates noted in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank

Limited (MBL). MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

Please keep this Supplement for future reference.

This Supplement is dated May 2, 2016.